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 [NEW YORK LIFE LOGO]

            NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
        51 Madison Avenue, New York, NY, 10010 (A Delaware Corporation)

              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I
              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - II
                          SUPPLEMENTAL DISCLOSURE PAGE

         Supplement dated May 1, 1997 to Prospectus dated May 1, 1997.

     This disclosure page is delivered as a supplement to the Prospectus for the NYLIAC Variable Universal Life Insurance Policy. This page includes information required by law and should be read carefully. We will send you a report that will update the figures shown on this page at least once each year.

SEPARATE ACCOUNT NET INVESTMENT RETURN*

The net investment returns for this account at the end of each applicable year are as follows:

INVESTMENT DIVISION                              1993(a)        1994              1995             1996
-------------------                              -------        ----              ----             ----
MainStay VP Capital Appreciation                 2.35%          (5.05)%           34.84%           17.92%
MainStay VP Cash Management                      0.16%          3.12%             4.86%            4.29%
MainStay VP Convertible                          N/A(d)         N/A(d)            N/A(d)           N/A(d)
MainStay VP Government                           0.13%          (2.52)%           15.91%           1.56%
MainStay VP High Yield Corporate Bond            N/A(c)         N/A(c)            9.53%(c)         16.37%
MainStay VP International Equity                 N/A(c)         N/A(c)            6.46%(c)         9.77%
MainStay VP Total Return                         1.78%          (4.66)%           27.44%           11.30%
MainStay VP Value                                N/A(c)         N/A(c)            16.21%(c)        22.36%
MainStay VP Bond                                 N/A(b)         (0.43)% (b)       17.48%           1.33%
MainStay VP Growth Equity                        N/A(b)         1.45%(b)          28.26%           23.63%
MainStay VP Indexed Equity                       0.00%          5.83%             35.94%           21.57%
Alger American Small Capitalization              N/A(d)         N/A(d)            N/A(d)           N/A(d)
Calvert Socially Responsible                     N/A(d)         N/A(d)            N/A(d)           N/A(d)
Fidelity VIP II: Contrafund                      N/A(d)         N/A(d)            N/A(d)           N/A(d)
Fidelity VIP: Equity-Income                      N/A(d)         N/A(d)            N/A(d)           N/A(d)
Janus Aspen Balanced                             N/A(d)         N/A(d)            N/A(d)           N/A(d)
Janus Aspen Worldwide Growth                     N/A(d)         N/A(d)            N/A(d)           N/A(d)
Morgan Stanley Emerging Markets Equity           N/A(d)         N/A(d)            N/A(d)           N/A(d)

* Footnotes appear on the back of this page.

21125 MASS. (5/97)       PLEASE RETAIN FOR FUTURE REFERENCE.

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(a)  The NYLIAC Variable Universal Life Separate Account I commenced operations on December 3, 1993. Net investment returns listed for 1993 cover the period from December 3, 1993 through December 31, 1993, and may not be indicative of the Separate Account's performance for a full year.

(b) There are no investment return figures for the MainStay VP Bond and MainStay VP Growth Equity Investment Divisions for 1993. These Investment Divisions were not available until after May 2, 1994 in connection with the policy. The returns listed for these Investment Divisions for 1994 are for the period from May 2, 1994 through December 31, 1994.

(c) The MainStay VP High Yield Corporate Bond Investment Division, MainStay VP International Equity Investment Division and MainStay VP Value Investment Division became available in connection with the policy on May 1, 1995. The returns listed for these Investment Divisions for 1995 are for the period from May 1, 1995 through December 31, 1995.

(d) There are no investment return figures for these Investment Divisions, since they were not available until October 1, 1996 in connection with the policy.

Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

Performance reflects the deduction of the policy's current mortality and expense risk charge (.60%), the administration fee (.10%) and total portfolio operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and premium and federal tax charges. Had these expenses been deducted, total returns would have been lower.

NYLIAC has agreed to assume a portion of the expenses of the MainStay VP Investment Divisions. This expense limitation was effective for all MainStay VP Investment Divisions until 12/31/96, and has been extended until 12/31/97 for the MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Balanced and the Janus Aspen Worldwide Growth Investment Divisions; and Morgan Stanley Asset Management Inc. has agreed to reduce the advisory fee for the Morgan Stanley Emerging Markets Equity Investment Division. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

For additional information, including illustrations which reflect guaranteed maximum cost of insurance rates, please consult the prospectus.

All other information required by law is included in the Prospectus for the NYLIAC Variable Universal Life Separate Account to which this disclosure page is attached.













21125 MASS. (5/97)